                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11
IN RE: ENRON
CORP., ET AL.,  CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
DEBTORS         01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
                01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                02-10232, 02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                02-10743, 02-10747, 02-10748, 02-10751, 02-10755, 02-10757,
                02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123,
                02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824,
                02-11884, 02-12104 , 02-12105, 02-12106, 02-12347, 02-12398,
                02-12400, 02-12402, 02-12403, 02-12902, 02-13702

                (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED JULY 31, 2002

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:        November 14, 2002              By:      /s/ Raymond M. Bowen, Jr.
                                               ---------------------------------
                                            Name:  Raymond M. Bowen, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JULY 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through July 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank. Excludes amounts in restricted cash accounts, such as deposits on account and proceeds held in escrow accounts.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to the billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                         Beginning  3rd Party   3rd Party        Net                    Ending
Debtor Company                                 Case No.   Balance   Receipts   Disbursements  Intercompany   Other     Balance
--------------                                 --------  ---------  ---------  -------------  ------------   ------    -------
Enron Metals & Commodity Corp.                 01-16033     $  29      $  --      $  --       $   (1)        $  --     $   28
Enron Corp.                                    01-16034       226          9        (67)          55            --        223
Enron North America Corp.                      01-16035       470         27        (20)          66            --        543
Enron Power Marketing, Inc.                    01-16036        --         74         (9)         (65)           --         --
PBOG Corp.                                     01-16037        --         --         --           --            --         --
Smith Street Land Company                      01-16038        --         --         (4)           4            --         --
Enron Broadband Services, Inc.                 01-16039        --         -2         (2)           1            --          1
Enron Energy Services Operations, Inc.         01-16040        15          7         (8)           9            --         23
Enron Energy Marketing Corp.                   01-16041        --          9         --           (9)           --         --
Enron Energy Services, Inc.                    01-16042       168         71        (26)           1            --        214
Enron Energy Services, LLC                     01-16043        --         --         --           --            --         --
Enron Transportation Services Company          01-16044        --         --         --           --            --         --
BAM Leasing Company                            01-16045        --         --         --           --            --         --
ENA Asset Holdings, L.P.                       01-16046         1         --         --           --            --          1
Enron Gas Liquids, Inc.                        01-16048        --          1         --           (1)           --         --
Enron Global Markets LLC                       01-16076        --         --         --           --            --         --
Enron Net Works L.L.C.                         01-16078        (1)         1         (6)           5            --         (1)
Enron Industrial Markets LLC                   01-16080        --         --         --           --            --         --
Operational Energy Corp.                       01-16109        --         --         --           --            --         --
Enron Engineering & Construction Co.           01-16110         1          1         --           --            --          2
Enron Engineering & Operational
 Services Co.                                  01-16111        --         --         --           --            --         --
Garden State Paper Company LLC                 01-16280         1          1         (1)          --            --          1
Palm Beach Development Company, L.L.C.         01-16319        --         --         --           --            --         --
Tenant Services, Inc.                          01-16428         7         --         --           --            --          7
Enron Energy Information
 Solutions, Inc.                               01-16429        --         --         --           --            --         --
EESO Merchant Investments, Inc.                01-16430        --         --         --           --            --         --
Enron Federal Solutions, Inc.                  01-16431        --         --         --           --            --         --
Enron Freight Markets Corp.                    01-16467        --         --         --           --            --         --
Enron Broadband Services, L.P.                 01-16483        --         --         --           --            --         --

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                         Beginning  3rd Party   3rd Party        Net                    Ending
Debtor Company                                 Case No.   Balance   Receipts   Disbursements  Intercompany   Other     Balance
--------------                                 --------  ---------  ---------  -------------  ------------   ------    -------
Enron Energy Services North America, Inc.      02-10007        --         --         --          --           --          --
Enron LNG Marketing LLC                        02-10038        --         --         --          --           --          --
Calypso Pipeline, LLC                          02-10059        --         --         --          --           --          --
Enron Global LNG LLC                           02-10060        --         --         --          --           --          --
Enron International Fuel Management Company    02-10061        --         --         --          --           --          --
Enron Natural Gas Marketing Corp.              02-10132        --         --         --          --           --          --
ENA Upstream Company LLC                       02-10232        --         --         --          --           --          --
Enron Liquid Fuels, Inc.                       02-10252        --          1         --          (1)          --          --
Enron LNG Shipping Company                     02-10346         2         24         --         (24)          --           2
Enron Property & Services Corp.                02-10464        --         --         (2)          2           --
Enron Capital & Trade Resources
 International Corp.                           02-10613        22         --         (1)          1           --         22
Enron Communication Leasing Corp.              02-10632        --         --         --          --           --         --
Enron Wind Corp. (a)                           02-10743
Enron Wind Systems, Inc. (a)                   02-10747
Enron Wind Energy Systems Corp. (a)            02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp. (a)              02-10755
EREC Subsidiary I, LLC                         02-10757        --         --         --          --           --          --
EREC Subsidiary II, LLC                        02-10760        --         --         --          --           --          --
EREC Subsidiary III, LLC                       02-10761        --         --         --          --           --          --
EREC Subsidiary IV, LLC                        02-10764        --         --         --          --           --          --
EREC Subsidiary V, LLC                         02-10766        --         --         --          --           --          --
Intratex Gas Company                           02-10939        --         --         --          --           --          --
Enron Processing Properties, Inc.              02-11123        --         --         --          --           --          --
Enron Methanol Company                         02-11239        --         --         --          --           --          --
Enron Ventures Corp.                           02-11242        --         --         --          --           --          --
Enron Mauritius Company                        02-11267        --         --         --          --           --          --
Enron India Holding Ltd.                       02-11268        --         --         --          --           --          --
Offshore Power Production C.V.                 02-11272        --         --         --          --           --          --
The New Energy Trading Company                 02-11824       251         --         --           2           --         253
EES Service Holdings, Inc                      02-11884        --         --         --          --           --          --
Enron Wind Development Corp. (a)               02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific (a)                               02-12106
Enron Reserve Acquisition Corp.                02-12347        --         --         --          --           --          --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902        --          1        --           --           --           1
EBF, LLC                                       02-13702        --         --        --           --           --          --
                                                           ------      -----    ------         ----      -------     -------
Combined Debtor Entities                                   $1,192      $ 229    $ (146)        $ 45      $    --     $ 1,320
                                                           ======      =====    ======         ====      =======     =======



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                    Beginning              (Payments)      Ending
Debtor Company                           Case No.    Balance     Accruals    Refunds      Balance
--------------                           --------   ---------    --------   ---------     --------
Enron Metals & Commodity Corp.           01-16033   $     (17)   $     --   $       --    $    (17)
Enron Corp.                              01-16034         174          --           --         174
Enron North America Corp.                01-16035         (22)         --           --         (22)
Enron Power Marketing, Inc.              01-16036          (7)         --           --          (7)
PBOG Corp.                               01-16037          --          --           --          --
Smith Street Land Company                01-16038           4           1           --           5
Enron Broadband Services, Inc.           01-16039         (26)         --           --         (26)
Enron Energy Services Operations, Inc.   01-16040         (24)         --           --         (24)
Enron Energy Marketing Corp.             01-16041         (22)         --           --         (22)
Enron Energy Services, Inc.              01-16042         (15)          1           (2)        (16)
Enron Energy Services, LLC               01-16043         (44)         --           --         (44)
Enron Transportation
  Services Company                       01-16044          --          --           --          --
BAM Leasing Company                      01-16045          --          --           --          --
ENA Asset Holdings, L.P.                 01-16046          --          --           --          --
Enron Gas Liquids, Inc.                  01-16048          (1)         --           --          (1)
Enron Global Markets LLC                 01-16076          (2)         --           --          (2)
Enron Net Works L.L.C                    01-16078         (17)         --           --         (17)
Enron Industrial Markets LLC             01-16080          (2)         --           --          (2)
Operational Energy Corp.                 01-16109          --          --           --          --
Enron Engineering &
  Construction Co.                       01-16110           1          --           --           1
Enron Engineering &
  Operational Services Co.               01-16111          --          --           --          --
Garden State Paper Company LLC           01-16280           2          --           --           2
Palm Beach Development Company, L.L.C    01-16319          --          --           --          --
Tenant Services, Inc.                    01-16428          (7)         --           --          (7)
Enron Energy Information Solutions,
  Inc                                    01-16429          --          --           --          --
EESO Merchant Investments, Inc.          01-16430          --          --           --          --
Enron Federal Solutions, Inc.            01-16431          --          --           --          --
Enron Freight Markets Corp.              01-16467          --          --           --          --
Enron Broadband Services, L.P.           01-16483          --          --           --          --

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                    Beginning                (Payments)     Ending
Debtor Company                           Case No.    Balance     Accruals     Refunds      Balance
--------------                           --------   ---------    --------    ----------    --------
Enron Energy Services North America,
  Inc                                    02-10007          --          --            --          --
Enron LNG Marketing LLC                  02-10038          --          --            --          --
Calypso Pipeline, LLC                    02-10059          --          --            --          --
Enron Global LNG LLC                     02-10060          --          --            --          --
Enron International Fuel Management
  Company                                02-10061          --          --            --          --
Enron Natural Gas Marketing Corp.        02-10132           3          --            --           3
ENA Upstream Company LLC                 02-10232          --          --            --          --
Enron Liquid Fuels, Inc.                 02-10252          (2)         --            --          (2)
Enron LNG Shipping Company               02-10346          --          --            --          --
Enron Property & Services Corp.          02-10464          (1)         --            --          (1)
Enron Capital & Trade Resources
  International Corp.                    02-10613          (2)         --            --          (2)
Enron Communication Leasing Corp.        02-10632          (1)         --            --          (1)
Enron Wind Corp. (a)                     02-10743
Enron Wind Systems, Inc. (a)             02-10747
Enron Wind Energy Systems Corp. (a)      02-10748
Enron Wind Maintenance Corp. (a)         02-10751
Enron Wind Constructors Corp. (a)        02-10755
EREC Subsidiary I, LLC                   02-10757          --          --            --          --
EREC Subsidiary II, LLC                  02-10760          --          --            --          --
EREC Subsidiary III, LLC                 02-10761          --          --            --          --
EREC Subsidiary IV, LLC                  02-10764          --          --            --          --
EREC Subsidiary V, LLC                   02-10766          --          --            --          --
Intratex Gas Company                     02-10939          --          --            --          --
Enron Processing Properties, Inc.        02-11123          --          --            --          --
Enron  Methanol Company                  02-11239          (2)         (1)           --          (3)
Enron Ventures Corp.                     02-11242          --          --            --          --
Enron Mauritius Company                  02-11267          --          --            --          --
Enron India Holding Ltd.                 02-11268          --          --            --          --
Offshore Power Production C.V            02-11272          --          --            --          --
The New Energy Trading Company           02-11824          --          --            --          --
EES Service Holdings Inc.                02-11884          --          --            --          --
Enron Wind Development Corp. (a)         02-12104
ZWHC, LLC (a)                            02-12105
Zond Pacific (a)                         02-12106
Enron Reserve Acquisition Corp.          02-12347          13          --            --          13
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                              02-12398
Enron Power & Industrial
 Construction (a)                        02-12400
NEPCO Power Procurement Co. (a)          02-12402
NEPCO Services International, Inc. (a)   02-12403
San Juan Gas Company, Inc.               02-12902          --          --            --          --
EBF, LLC                                 02-13702          --          --            --          --

                                                    ---------    --------    ----------    --------
Combined Debtor Entities                            $     (17)   $      1    $       (2)   $    (18)
                                                    =========    ========    ==========    ========



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of July 31, 2002
                                  (In Millions)

                                                         Current
Debtor Company                                Case No.     1-30     31-60     61-90      91+      Other     Total
--------------                                --------   -------   -------   -------   -------   -------   -------
Enron Metals & Commodity Corp.                01-16033   $    --   $    --   $    --   $    --   $    --   $    --
Enron Corp.                                   01-16034         1         1        --         3        17        22
Enron North America Corp.                     01-16035         4        --        --        --        --         4
Enron Power Marketing, Inc.                   01-16036        --        --        --        --        --        --
PBOG Corp.                                    01-16037        --        --        --        --        --        --
Smith Street Land Company                     01-16038        --        --        --        --        --        --
Enron Broadband Services, Inc.                01-16039        --        --        --        --        --        --
Enron Energy Services Operations, Inc.        01-16040        --        --        --        --        --        --
Enron Energy Marketing Corp.                  01-16041        --        --        --        --        --        --
Enron Energy Services, Inc.                   01-16042        --        --        --        --        --        --
Enron Energy Services, LLC                    01-16043        --        --        --        --        --        --
Enron Transportation Services Company         01-16044        --        --        --        --        --        --
BAM Leasing Company                           01-16045        --        --        --        --        --        --
ENA Asset Holdings, L.P.                      01-16046        --        --        --        --        --        --
Enron Gas Liquids, Inc.                       01-16048        --        --        --        --        --        --
Enron Global Markets LLC                      01-16076        --        --        --        --        --        --
Enron Net Works L.L.C                         01-16078         4        --        --        --        --         4
Enron Industrial Markets LLC                  01-16080        --        --        --        --        --        --
Operational Energy Corp.                      01-16109        --        --        --        --        --        --
Enron Engineering & Construction Co.          01-16110        --        --        --        --        --        --
Enron Engineering & Operational
 Services Co.                                 01-16111        --        --        --        --        --        --
Garden State Paper Company LLC                01-16280        --        --        --        --        --        --
Palm Beach Development Company, L.L.C         01-16319        --        --        --        --        --        --
Tenant Services, Inc.                         01-16428        --        --        --        --        --        --
Enron Energy Information
 Solutions, Inc.                              01-16429        --        --        --        --        --        --
EESO Merchant Investments, Inc.               01-16430        --        --        --        --        --        --
Enron Federal Solutions, Inc.                 01-16431        --        --        --        --        --        --
Enron Freight Markets Corp.                   01-16467        --        --        --        --        --        --
Enron Broadband Services, L.P.                01-16483        --        --        --        --        --        --

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of July 31, 2002
                                  (In Millions)

                                                         Current
Debtor Company                                Case No.     1-30     31-60     61-90      91+      Other     Total
--------------                                --------   -------   -------   -------   -------   -------   -------
Enron Energy Services North America, Inc.     02-10007        --        --        --        --        --        --
Enron LNG Marketing LLC                       02-10038        --        --        --        --        --        --
Calypso Pipeline, LLC                         02-10059        --        --        --        --        --        --
Enron Global LNG LLC                          02-10060        --        --        --        --        --        --
Enron International Fuel Management Company   02-10061        --        --        --        --        --        --
Enron Natural Gas Marketing Corp.             02-10132        --        --        --        --        --        --
ENA Upstream Company LLC                      02-10232        --        --        --        --        --        --
Enron Liquid Fuels, Inc.                      02-10252        --        --        --        --        --        --
Enron LNG Shipping Company                    02-10346        --        --        --        --        --        --
Enron Property & Services Corp.               02-10464        --        --        --        --        --        --
Enron Capital & Trade Resources
 International Corp.                          02-10613        --        --        --        --        --        --
Enron Communication Leasing Corp.             02-10632        --        --        --        --        --        --
Enron Wind Corp. (a)                          02-10743
Enron Wind Systems, Inc. (a)                  02-10747
Enron Wind Energy Systems Corp. (a)           02-10748
Enron Wind Maintenance Corp.  (a)             02-10751
Enron Wind Constructors Corp. (a)             02-10755
EREC Subsidiary I, LLC                        02-10757        --        --        --        --        --        --
EREC Subsidiary II, LLC                       02-10760        --        --        --        --        --        --
EREC Subsidiary III, LLC                      02-10761        --        --        --        --        --        --
EREC Subsidiary IV, LLC                       02-10764        --        --        --        --        --        --
EREC Subsidiary V, LLC                        02-10766        --        --        --        --        --        --
Intratex Gas Company                          02-10939        --        --        --        --        --        --
Enron Processing Properties, Inc.             02-11123        --        --        --        --        --        --
Enron Methanol Company                        02-11239        --        --         1        --        --         1
Enron Ventures Corp.                          02-11242        --        --        --        --        --        --
Enron Mauritius Company                       02-11267        --        --        --        --        --        --
Enron India Holding Ltd.                      02-11268        --        --        --        --        --        --
Offshore Power Production C.V                 02-11272        --        --        --        --        --        --
The New Energy Trading Company                02-11824        --        --        --        --        --        --
EES Service Holdings, Inc.                    02-11884        --        --        --        --        --        --
Enron Wind Development Corp. (a)              02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific (a)                              02-12106
Enron Reserve Acquisition Corp.               02-12347        --        --        --        --        --        --
EPC Estate Services, Inc.                     02-12398
 (formerly National Energy Production
 Corp.) (a)                                   02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902        --        --        --        --        --        --
EBF, LLC                                      02-13702        --        --        --        --        --        --

                                                         -------   -------   -------   -------   -------   -------
Combined Debtor Entities                                 $     9   $     1   $     1   $     3   $    17   $    31
                                                         =======   =======   =======   =======   =======   =======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                               As of July 31, 2002
                                  (In Millions)

                                                         Current
Debtor Company                                Case No.     1-30        31-60       61-90       91+        Other        Total
                                              --------   ---------   ---------   ---------   ---------   ---------    ---------
Enron Metals & Commodity Corp.                01-16033   $      --   $      --   $      --   $      --   $       1    $       1
Enron Corp.                                   01-16034           2           4           1         430          24          461
Enron North America Corp.                     01-16035           1          --          --          26           2           29
Enron Power Marketing, Inc.                   01-16036          --          --          --          --          --           --
PBOG Corp.                                    01-16037          --          --          --          --          --           --
Smith Street Land Company                     01-16038          --          --          --          --          --           --
Enron Broadband Services, Inc.                01-16039          --          --          --          17          90          107
Enron Energy Services Operations, Inc.        01-16040          --          --          --          --          19           19
Enron Energy Marketing Corp.                  01-16041          --          --          --          --          --           --
Enron Energy Services, Inc.                   01-16042          --          --          --          --          13           13
Enron Energy Services, LLC                    01-16043          --          --          --          --           4            4
Enron Transportation Services Company         01-16044          --          --          --          --           1            1
BAM Leasing Company                           01-16045          --          --          --          --          --           --
ENA Asset Holdings, L.P.                      01-16046          --          --          --          41          --           41
Enron Gas Liquids, Inc.                       01-16048          --          --          --          --          --           --
Enron Global Markets LLC                      01-16076          --          --          --          --          --           --
Enron Net Works L.L.C                         01-16078           1          --          --          --           1            2
Enron Industrial Markets LLC                  01-16080          --          --          --          --          --           --
Operational Energy Corp.                      01-16109          --          --          --           1          --            1
Enron Engineering & Construction Co.          01-16110          --          --          --           4          (2)           2
Enron Engineering & Operational
 Services Co.                                 01-16111          --          --          --          --          --           --
Garden State Paper Company LLC                01-16280          --          --          --          --          12           12
Palm Beach Development Company, L.L.C         01-16319          --          --          --          --          --           --
Tenant Services, Inc.                         01-16428          --          --          --          --          --           --
Enron Energy Information
 Solutions, Inc.                              01-16429          --          --          --          --          --           --
EESO Merchant Investments, Inc.               01-16430          --          --          --          --          --           --
Enron Federal Solutions, Inc.                 01-16431          --          --          --          --           5            5
Enron Freight Markets Corp.                   01-16467          --          --          --          --          --           --
Enron Broadband Services, L.P.                01-16483          --           1           1           4          (5)           1

                           Continued on the next page

                                                                         Table 4

                               As of July 31, 2002
                                  (In Millions)

                                                         Current
Debtor Company                                Case No.     1-30        31-60       61-90       91+        Other        Total
--------------                                --------   ---------   ---------   ---------   ---------   ---------    ---------
Enron Energy Services North America, Inc.     02-10007          --          --          --          10          (2)           8
Enron LNG Marketing LLC                       02-10038          --          --          --          --          --           --
Calypso Pipeline, LLC                         02-10059          --          --          --          --          --           --
Enron Global LNG LLC                          02-10060          --          --          --          --          --           --
Enron International Fuel Management Company   02-10061          --          --          --          --          --           --
Enron Natural Gas Marketing Corp.             02-10132          --          --          --          --          --           --
ENA Upstream Company LLC                      02-10232          --          --          --          --          --           --
Enron Liquid Fuels, Inc.                      02-10252          --          --          --          --          --           --
Enron LNG Shipping Company                    02-10346          --          --          --          --          --           --
Enron Property & Services Corp.               02-10464          --          --          --           6          --            6
Enron Capital & Trade Resources
 International Corp.                          02-10613          --          --          --          --           3            3
Enron Communication Leasing Corp.             02-10632          --          --          --          --          --           --
Enron Wind Corp. (a)                          02-10743
Enron Wind Systems, Inc. (a)                  02-10747
Enron Wind Energy Systems Corp. (a)           02-10748
Enron Wind Maintenance Corp.  (a)             02-10751
Enron Wind Constructors Corp. (a)             02-10755
EREC Subsidiary I, LLC                        02-10757          --          --          --          --          --           --
EREC Subsidiary II, LLC                       02-10760          --          --          --          --          --           --
EREC Subsidiary III, LLC                      02-10761          --          --          --          --          --           --
EREC Subsidiary IV, LLC                       02-10764          --          --          --          --          --           --
EREC Subsidiary V, LLC                        02-10766          --          --          --          --          --           --
Intratex Gas Company                          02-10939          --          --          --          --          --           --
Enron Processing Properties, Inc.             02-11123          --          --          --          --          --           --
Enron Methanol Company                        02-11239          --          --          --          --          --           --
Enron Ventures Corp.                          02-11242          --          --          --          --          --           --
Enron Mauritius Company                       02-11267          --          --          --          --          --           --
Enron India Holding Ltd.                      02-11268          --          --          --          --          --           --
Offshore Power Production C.V                 02-11272          --          --          --          --          --           --
The New Energy Trading Company                02-11824          --          --          --          --          --           --
EES Service Holdings, Inc.                    02-11884          --          --          --          --          --           --
Enron Wind Development Corp. (a)              02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific (a)                              02-12106
Enron Reserve Acquisition Corp.               02-12347          --          --          --          --          --           --
EPC Estate Services, Inc.                     02-12398
 (formerly National Energy Production
 Corp.) (a)                                   02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902          --          --          --           4          (4)          --
EBF, LLC                                      02-13702          --          --          --          --          --           --
                                                         ---------   ---------   ---------   ---------   ---------    ---------

Combined Debtor Entities                                 $       4   $       5   $       2   $     543   $     162    $     716
                                                         =========   =========   =========   =========   =========    =========





                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                         Beginning               Payments      Other         Ending
Debtor Company                                Case No.    Balance    Billings    Received    Adjustments    Balance
--------------                                --------   ---------   --------    --------    -----------    -------
Enron Metals & Commodity Corp.                01-16033   $       1   $     --    $     --    $        --    $     1
Enron Corp.                                   01-16034         461          4          (4)            --        461
Enron North America Corp.                     01-16035          27          1          --              1         29
Enron Power Marketing, Inc.                   01-16036          --         --          --             --         --
PBOG Corp.                                    01-16037          --         --          --             --         --
Smith Street Land Company                     01-16038          --         --          --             --         --
Enron Broadband Services, Inc.                01-16039         105         --          --              2        107
Enron Energy Services Operations, Inc.        01-16040          28         --          --             (9)        19
Enron Energy Marketing Corp.                  01-16041          --         --          --             --         --
Enron Energy Services, Inc.                   01-16042          13         --          --             --         13
Enron Energy Services, LLC                    01-16043           4         --          --             --          4
Enron Transportation Services Company         01-16044           1         --          --             --          1
BAM Leasing Company                           01-16045          --         --          --             --         --
ENA Asset Holdings, L.P.                      01-16046          41         --          --             --         41
Enron Gas Liquids, Inc.                       01-16048          --         --          --             --         --
Enron Global Markets LLC                      01-16076          --         --          --             --         --
Enron Net Works L.L.C                         01-16078           3          1          (1)            (1)         2
Enron Industrial Markets LLC                  01-16080          --         --          --             --         --
Operational Energy Corp.                      01-16109           1         --          --             --          1
Enron Engineering & Construction Co.          01-16110           2         --          --             --          2
Enron Engineering & Operational
 Services Co.                                 01-16111          --         --          --             --         --
Garden State Paper Company LLC                01-16280          12         --          --             --         12
Palm Beach Development Company, L.L.C         01-16319          --         --          --             --         --
Tenant Services, Inc.                         01-16428          --         --          --             --         --
Enron Energy Information
 Solutions, Inc.                              01-16429          --         --          --             --         --
EESO Merchant Investments, Inc.               01-16430          --         --          --             --         --
Enron Federal Solutions, Inc.                 01-16431           5         --          --             --          5
Enron Freight Markets Corp.                   01-16467          --         --          --             --         --
Enron Broadband Services, L.P.                01-16483           1          1          (1)            --          1

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended July 31, 2002
                                  (In Millions)

                                                         Beginning               Payments      Other         Ending
Debtor Company                                Case No.    Balance    Billings    Received    Adjustments    Balance
--------------                                --------   ---------   --------    --------    -----------    -------
Enron Energy Services North America, Inc.     02-10007           9         --          (1)            --          8
Enron LNG Marketing LLC                       02-10038          --         --          --             --         --
Calypso Pipeline, LLC                         02-10059          --         --          --             --         --
Enron Global LNG LLC                          02-10060          --         --          --             --         --
Enron International Fuel Management Company   02-10061          --         --          --             --         --
Enron Natural Gas Marketing Corp.             02-10132          --         --          --             --         --
ENA Upstream Company LLC                      02-10232          --         --          --             --         --
Enron Liquid Fuels, Inc.                      02-10252          --         --          --             --         --
Enron LNG Shipping Company                    02-10346          --         --          --             --         --
Enron Property & Services Corp.               02-10464           6         --          --             --          6
Enron Capital & Trade Resources
   International Corp.                        02-10613           3         --          --             --          3
Enron Communication Leasing Corp.             02-10632          --         --          --             --         --
Enron Wind Corp. (a)                          02-10743
Enron Wind Systems, Inc. (a)                  02-10747
Enron Wind Energy Systems Corp. (a)           02-10748
Enron Wind Maintenance Corp. (a)              02-10751
Enron Wind Constructors Corp. (a)             02-10755
EREC Subsidiary I, LLC                        02-10757          --         --          --             --         --
EREC Subsidiary II, LLC                       02-10760          --         --          --             --         --
EREC Subsidiary III, LLC                      02-10761          --         --          --             --         --
EREC Subsidiary IV, LLC                       02-10764          --         --          --             --         --
EREC Subsidiary V, LLC                        02-10766          --         --          --             --         --
Intratex Gas Company                          02-10939          --         --          --             --         --
Enron Processing Properties, Inc.             02-11123          --         --          --             --         --
Enron Methanol Company                        02-11239          --         --          --             --         --
Enron Ventures Corp.                          02-11242          --         --          --             --         --
Enron Mauritius Company                       02-11267          --         --          --             --         --
Enron India Holding Ltd.                      02-11268          --         --          --             --         --
Offshore Power Production C.V                 02-11272          --         --          --             --         --
The New Energy Trading Company                02-11824          --         --          --             --         --
EES Services Holdings, Inc.                   02-11884          --         --          --             --         --
Enron Wind Development Corp. (a)              02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific (a)                              02-12106
Enron Reserve Acquisition Corp.               02-12347          --         --          --             --         --
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                   02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902           1         --          (1)            --         --
EBF, LLC                                      02-13702          --         --          --             --         --
                                                         ---------   --------    --------    -----------    -------

Combined Debtor Entities                                 $     724   $      7    $     (8)   $        (7)   $   716
                                                         =========   ========    ========    ===========    =======

                           Continued on the next page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of July 31, 2002
                                  (In Millions)

Debtor Company                                Case No.   Receivables    Payables
--------------                                ---------  -----------    --------
Enron Metals & Commodity Corp.                01-16033   $         3    $      8
Enron Corp.                                   01-16034            --          --
Enron North America Corp.                     01-16035         1,513       2,013
Enron Power Marketing, Inc.                   01-16036           310         491
PBOG Corp.                                    01-16037            --          --
Smith Street Land Company                     01-16038            --          --
Enron Broadband Services, Inc.                01-16039            --          --
Enron Energy Services Operations, Inc.        01-16040           283         308
Enron Energy Marketing Corp.                  01-16041           176          34
Enron Energy Services, Inc.                   01-16042           791         233
Enron Energy Services, LLC                    01-16043            --          --
Enron Transportation Services Company         01-16044            --          --
BAM Leasing Company                           01-16045            --          --
ENA Asset Holdings, L.P.                      01-16046            --          --
Enron Gas Liquids, Inc.                       01-16048            28          39
Enron Global Markets LLC                      01-16076            --          --
Enron Net Works L.L.C                         01-16078            --          --
Enron Industrial Markets LLC                  01-16080            --          --
Operational Energy Corp.                      01-16109            --          --
Enron Engineering & Construction Co.          01-16110            --          --
Enron Engineering & Operational
  Services Co.                                01-16111            --          --
Garden State Paper Company LLC                01-16280             6          31
Palm Beach Development Company, L.L.C         01-16319            --          --
Tenant Services, Inc.                         01-16428            (1)         30
Enron Energy Information
  Solutions, Inc.                             01-16429            --          --
EESO Merchant Investments, Inc.               01-16430            --          --
Enron Federal Solutions, Inc.                 01-16431            --          --
Enron Freight Markets Corp.                   01-16467             5           4
Enron Broadband Services, L.P.                01-16483            --          --

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of July 31, 2002
                                  (In Millions)


Debtor Company                                Case No.   Receivables    Payables
--------------                                ---------  -----------    --------
Enron Energy Services North America, Inc.     02-10007            --          --
Enron LNG Marketing LLC                       02-10038            --          --
Calypso Pipeline, LLC                         02-10059            --          --
Enron Global LNG LLC                          02-10060            --          --
Enron International Fuel Management Company   02-10061            --          --
Enron Natural Gas Marketing Corp.             02-10132            --          15
ENA Upstream Company LLC                      02-10232            31          65
Enron Liquid Fuels, Inc.                      02-10252            17          25
Enron LNG Shipping Company                    02-10346             1          --
Enron Property & Services Corp.               02-10464            --          --
Enron Capital & Trade Resources
   International Corp.                        02-10613            84         119
Enron Communication Leasing Corp.             02-10632            --          --
Enron Wind Corp. (a)                          02-10743
Enron Wind Systems, Inc. (a)                  02-10747
Enron Wind Energy Systems Corp. (a)           02-10748
Enron Wind Maintenance Corp. (a)              02-10751
Enron Wind Constructors Corp. (a)             02-10755
EREC Subsidiary I, LLC                        02-10757            --          --
EREC Subsidiary II, LLC                       02-10760            --          --
EREC Subsidiary III, LLC                      02-10761            --          --
EREC Subsidiary IV, LLC                       02-10764            --          --
EREC Subsidiary V, LLC                        02-10766            --          --
Intratex Gas Company                          02-10939            --          --
Enron Processing Properties, Inc.             02-11123            --          --
Enron Methanol Company                        02-11239            --          --
Enron Ventures Corp.                          02-11242            --          --
Enron Mauritius Company                       02-11267            --          --
Enron India Holding Ltd.                      02-11268            --          --
Offshore Power Production C.V                 02-11272            --          --
The New Energy Trading Company                02-11824            --          --
EES Service Holdings, Inc.                    02-11884            --          --
Enron Wind Development Corp. (a)              02-12104            --          --
ZWHC, LLC (a)                                 02-12105            --          --
Zond Pacific (a)                              02-12106            --          --
Enron Reserve Acquisition Corp.               02-12347            37          (1)
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                   02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902            --          --
EBF, LLC                                      02-13702            --           1
                                                         -----------    --------

Combined Debtor Entities                                 $     3,284    $  3,415
                                                         ===========    ========


                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended July 31, 2002
                                  (In Millions)


                                                                         Asset                      Book
Company                               Date Closed                      Description                  Value          Proceeds
-------                               -----------                      -----------                  -----          --------
Debtor Companies
Enron LNG Shipping Company              7/17/02               Hoegh Galleon - Time Charter of           --              $22
                                                              LNG vessel (operating lease)

Enron LNG Shipping Company              7/17/02               Excalibur - Time Charter of               --               $2
                                                              LNG vessel (operating lease)

Non-Debtor Companies
None.